EXHIBIT 32

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the quarterly report of Imperial Petroleum, Inc. (the “Company”) on Form l0-Q for the quarter ended April 30, 2007, Jeffrey T. Wilson, in his capacity as Chief Executive Officer, President and Principal Accounting Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES—OXLEY Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IMPERIAL PETROLEUM, INC.

Date: June 12, 2007	By:	/s/ Jeffrey T. Wilson
Jeffrey T. Wilson, Chief Executive Officer, President and Principal Accounting Officer